NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Allspring Discovery Fund
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
NVIT Calvert Equity Fund
NVIT Columbia Overseas Value Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Invesco Small Cap Growth Fund (formerly, NVIT Multi-Manager Small Cap Growth Fund)
NVIT Jacobs Levy Large Cap Core Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT J.P. Morgan U.S. Equity Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT NS Partners International Focused Growth Fund
NVIT Real Estate Fund
NVIT Victory Mid Cap Value Fund (formerly, NVIT Multi-Manager Mid Cap Value Fund)
Supplement dated December 12, 2024
to the Prospectus dated April 29, 2024
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
NVIT Emerging Markets Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on December 11, 2024, the Board approved the termination of NS Partners Ltd (“NS Partners”) as the subadviser to the NVIT Emerging Markets Fund (the “Fund”) and the appointment of FIAM LLC (“FIAM”) as the Fund’s new subadviser, effective on or about March 3, 2025 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	The Fund is renamed the “NVIT Fidelity Institutional AM® Emerging Markets Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

b.	The information under the heading “Principal Investment Strategies” beginning on page 34 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers in emerging markets and other investments that are tied economically to emerging markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low‑ to middle-income economies as classified by the World Bank, and other countries or markets that the subadviser identifies as having similar emerging market characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world’s major economies and may have the potential for rapid economic growth. The Fund typically maintains investments in at least six countries at all times. The Fund may invest in companies of any size, including smaller companies. Many securities in which the Fund invests are denominated in currencies other than the U.S. dollar.
In buying and selling securities for the Fund, the subadviser relies on fundamental analysis, which involves a bottom‑up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers.

c.	The information under the heading “Principal Risks” beginning on page 35 of the Prospectus is modified as follows:

i.	“Frontier markets risk” and “Initial public offering risk” are each deleted in their entirety.

ii.	The following sub‑risks are hereby added under “Emerging markets risk”:
China exposure
– there are special risks associated with investments in China (including Chinese companies listed on U.S. and Hong Kong exchanges), Hong Kong and Taiwan, including exposure to expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), and uncertainty regarding the ongoing trade dispute and imposition of tariffs between China and the United States. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. Any difficulties encountered by the U.S. Public Company Accounting Oversight Board (“PCAOB”) in inspecting audit work papers and practices of PCAOB registered accounting firms in China with respect to their audit work of U.S. reporting companies also imposes significant additional risks associated with investments in China. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies located in or operating in China and shareholders may have limited legal remedies. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, and thus are subject to the risks associated with and described under “emerging markets risk.”
Chinese variable interest entities
– there are special risks associated with investments in Chinese variable interest entities (“VIEs”). In a typical VIE structure, a shell company is set up in an offshore jurisdiction, such as the Cayman Islands. The shell company, through a wholly foreign-owned enterprise based in China, enters into service and other contracts with another Chinese company known as the VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies). While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, they have not been formally recognized under Chinese law. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. Guidance prohibiting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE‑structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value. In 2021, the Chinese government issued new guidelines that unexpectedly included a specific prohibition on the use of VIE structures by Chinese educational companies. Further, if a Chinese court or arbitration body chose not to enforce the contracts, the value of the shell company would significantly decline, since it derives its value from the ability to consolidate the VIE into its financials pursuant to such contracts, which would in turn adversely affect the Fund’s returns and net asset value.

iii.	The following risk is hereby added:
Limited portfolio holdings risk – because the Fund may hold large positions in a smaller number of securities an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.

d.	The information under the heading “Portfolio Management – Subadviser” on page 37 of the Prospectus is deleted in its entirety and replaced with the following:
FIAM LLC

e.	The table under the heading “Portfolio Management – Portfolio Managers” on page 37 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Sam Polyak, CFA	Portfolio Manager	Since 2025

f.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 90 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers in emerging market countries and other investments that are tied economically to emerging markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low‑ to middle-income economies as classified by the World Bank, and other countries or markets that the subadviser identifies as having similar emerging market characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world’s major economies and may have the potential for rapid economic growth. The Fund typically maintains investments in at least six countries at all times. The Fund may invest in companies of any size, including smaller companies. Many securities in which the Fund invests are denominated in currencies other than the U.S. dollar.
In buying and selling securities for the Fund, the subadviser relies on fundamental analysis, which involves a bottom‑up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic conditions and market conditions. Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers.

g.	The information under the heading “How the Funds Invest – Key Terms” beginning on page 90 of the Prospectus is deleted in its entirety and replaced with the following:
Bottom‑up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Emerging market countries – typically are developing and low‑ or middle-income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

h.	The information under the heading “How the Funds Invest – Principal Risks” on page 90 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to COUNTRY OR SECTOR RISK, EMERGING MARKETS RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, LIMITED PORTFOLIO HOLDINGS RISK, LIQUIDITY RISK, MARKET RISK, SELECTION RISK, and SMALLER COMPANY RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 104.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

i.	The information relating to NS Partners under the heading “Fund Management – Subadvisers” beginning on page 117 of the Prospectus is deleted in its entirety and replaced with the following:
NS PARTNERS LTD (“NS PARTNERS”), located at Southwest House, 11a Regent Street St. James’s, London, SW1Y 4LR, United Kingdom, is the subadviser to the NVIT NS Partners International Focused Growth Fund. NS Partners was founded in 1988 and is a registered investment adviser.

j.	The information under the heading “Fund Management – Subadvisers” beginning on page 117 of the Prospectus is supplemented with the following:
FIAM LLC (“FIAM”), located at 900 Salem Street, Smithfield, RI 02917, is the subadviser to the NVIT Fidelity Institutional AM® Emerging Markets Fund. FIAM is a registered investment adviser and has been in business since 2006. FIAM is wholly owned by FIAM Holdings LLC, which in turn is owned by FMR LLC.

k.	The information relating to the Fund under the heading “Fund Management – Portfolio Management” beginning on page 118 of the Prospectus is deleted in its entirety and replaced with the following:
NVIT Fidelity Institutional AM® Emerging Markets Fund
Sam Polyak, CFA is primarily responsible for the day‑to‑day management of the Fund.
Mr. Polyak is a Portfolio Manager at FIAM, a Fidelity Investments company, which he joined in 2010.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about FIAM.
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